#480369v9 CONSULTING AGREEMENT THIS CONSULTING AGREEMENT (together with each attached Exhibit A (each a “Business Terms Exhibit”) and Exhibit B (the “EU Data Privacy Exhibit”), the “Agreement”), is made as of the date of last signature (the “Effective Date”) by and between Bicara Therapeutics Inc., a Delaware corporation with a principal business address at 116 Huntington Ave., Suite 703, Boston, MA 02116 (“Bicara”), and David Raben, MD with an address at 5558 S. Hillside Street Greenwood, CO 80111 (“Consultant”). Bicara desires to have the benefit of Consultant’s knowledge and experience, and Consultant desires to provide services to Bicara, all as provided in this Agreement. 1. Services. Bicara retains Consultant, and Consultant agrees to provide consulting and advisory services to Bicara as Bicara may from time-to-time reasonably request and as specified in each Business Terms Exhibit (the “Consulting Services”). Any changes to the Consulting Services (and any related compensation adjustments) must be agreed to in writing between Consultant and Bicara prior to implementation of the changes. Bicara acknowledges that Consultant’s services are non- exclusive and that Consultant is engaged in other professional activities. 2. Compensation. As full consideration for Consulting Services provided under this Agreement, Bicara agrees to pay Consultant and reimburse expenses as described in each Business Terms Exhibit. Bicara shall reimburse Consultant for all reasonable, and pre-approved out-of-pocket expenses incurred in connection with the Consulting Services, including without limitation, travel, lodging, and meals, within thirty (30) days from the Company’s receipt of any supporting documentation. Bicara shall pay all undisputed invoices for expenses submitted by Consultant within thirty (30) days of receipt. If Bicara disputes any portion of an invoice, Bicara shall (a) pay the undisputed portion within the thirty (30) day period, and (b) provide Consultant with written notice specifically identifying the disputed amount and the basis for the dispute within the same 30-day period. 3. Performance. Consultant agrees to provide the Consulting Services to Bicara, or to its designee, in accordance with all applicable laws and regulations and the highest professional standards. Consultant represents and warrants that Consultant has not been, and is not under consideration to be (a) debarred from providing services pursuant to Section 306 of the United States Federal Food Drug and Cosmetic Act, 21 U.S.C. § 335a; (b) excluded, debarred or suspended from, or otherwise ineligible to participate in, any federal or state health care program or federal procurement or non- procurement programs (as that term is defined in 42 U.S.C. § 1320a-7b(f)); (c) disqualified by any government or regulatory agencies from performing specific services, and is not subject to a pending disqualification proceeding; or (d) convicted of a criminal offense related to the provision of health care items or services, or under investigation or subject to any such action that is pending. Consultant agrees to notify Bicara within five (5) business days if any of the foregoing representations become inaccurate during the Term. Bicara represents and warrants that it will not request or direct Consultant to perform any Consulting Services that would require Consultant to violate applicable law or Consultant’s professional or ethical obligations. 4. Compliance with Obligations to Third Parties. Consultant represents and warrants to Bicara that the terms of this Agreement and Consultant’s performance of Consulting Services do not and will not conflict with any of Consultant’s obligations to any third parties. Consultant agrees not to use any trade secrets or other confidential information of any other person, firm, corporation, institution or other third party in connection with any of the Consulting Services. If Consultant is an employee of another company or institution, Consultant represents and warrants that Consultant is permitted

#480369v9 to enter into this Agreement pursuant to such company’s or institution’s policies concerning professional consulting and additional workload. Consultant agrees not to make any use of any funds, space, personnel, facilities, equipment or other resources of a third party in performing the Consulting Services, nor take any other action that would result in a third party asserting ownership of, or other rights in, any Work Product (defined in Section 5), unless agreed upon in writing in advance by Bicara. 5. Work Product. Consultant will promptly and fully disclose in confidence to Bicara all inventions, discoveries, improvements, ideas, concepts, designs, processes, formulations, products, computer programs, works of authorship, databases, mask works, trade secrets, know-how, information, data, documentation, reports, research, creations and other products arising from or made in the performance of (solely or jointly with others) the Consulting Services (whether or not patentable or subject to copyright or trade secret protection) ), but expressly excluding Background IP and any intellectual property developed by Consultant entirely independently of and without use of the Consulting Services or Bicara’s Confidential Information (collectively, the “Work Product”). Consultant assigns and agrees to assign to Bicara all rights in the United States and throughout the world to Work Product. Consultant will keep and maintain adequate and current written records of all Work Product, and such records will be available to and remain the sole property of Bicara at all times. For purposes of the copyright laws of the United States, Work Product will constitute “works made for hire,” except to the extent such Work Product cannot by law be “works made for hire”. Consultant represents and warrants that Consultant has and will have the right to transfer and assign to Bicara ownership of all Work Product. Consultant will execute all documents, and take any and all actions needed, all without further consideration, in order to confirm Bicara’s rights as outlined above. In the event that Consultant should fail or refuse to execute such documents within a reasonable time, Consultant appoints Bicara as attorney to execute and deliver any such documents on Consultant’s behalf. Bicara shall provide Consultant with written notice and a fifteen (15) business day cure period before exercising any remedy under this Agreement with respect to such failure. 6. Confidentiality; Data Security. 6.1 Definition. “Confidential Information” means (a) any non-public scientific, technical, business or financial information or trade secrets in whatever form (written, oral or visual) that is furnished or made available to Consultant by or on behalf of Bicara; (b) all information contained in or comprised of Bicara Materials (defined in Section 7); and (c) all Work Product. Confidential Information is, and will remain, the sole property of Bicara. 6.2 Obligations. During the Term (as defined in Section 9) and for a period of five (5) years thereafter, Consultant agrees to (a) hold in confidence all Confidential Information, and not disclose Confidential Information without the prior written consent of Bicara; (b) use Confidential Information solely in connection with the Consulting Services; (c) treat Confidential Information with no less than a reasonable degree of care, and in no event less than the same degree of care Consultant uses to protect Consultant’s own confidential information of a similar nature; (d) reproduce Confidential Information solely to the extent necessary to provide the Consulting Services, with all such reproductions being considered Confidential Information; and (e) notify Bicara of any unauthorized disclosure of Confidential Information promptly upon becoming aware of such disclosure. Notwithstanding the foregoing, the non-disclosure and non-use obligations imposed by this Agreement with respect to trade secrets included in the Confidential Information will continue for as long as Bicara continues to treat such Confidential Information as a trade

#480369v9 secret. If Consultant is required by a governmental authority or by order of a court of competent jurisdiction to disclose any Confidential Information, Consultant will give Bicara prompt written notice thereof and Consultant will take all reasonable and lawful actions to avoid or minimize the degree of such disclosure. Consultant will cooperate reasonably with Bicara in any efforts to seek a protective order. 6.3 Exceptions. Consultant’s obligations of non-disclosure and non-use under this Agreement will not apply to any portion of Confidential Information that Consultant can demonstrate, by competent proof: (a) is generally known to the public at the time of disclosure or becomes generally known through no wrongful act on the part of Consultant; (b) is in Consultant’s possession at the time of disclosure other than as a result of Consultant’s breach of any legal obligation; (c) becomes known to Consultant on a non-confidential basis through disclosure by sources other than Bicara having the legal right to disclose such Confidential Information; (d) is independently developed by Consultant without reference to or reliance upon Confidential Information; or (e) to the extent Consultant is required by law to disclose such Confidential Information. 6.4 Defend Trade Secrets Act. Bicara provides notice to Consultant that pursuant to the United States Defend Trade Secrets Act of 2016: (a) An individual will not be held criminally or civilly liable under any United States federal or state trade secret law for the disclosure of a trade secret that is made (i) in confidence to a federal, state, or local government official or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal; and (b) An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual (i) files any document containing the trade secret under seal; and (ii) does not disclose the trade secret, except pursuant to court order. In addition, this Agreement does not prohibit Consultant from participating in or cooperating with any government investigation or proceeding, nor does this Agreement restrict Consultant from disclosing Confidential Information to government agencies in a reasonable manner when permitted by applicable state or federal “whistleblower” or other laws.

#480369v9 6.5 Personal Identifiable Information. (a) In General. Notwithstanding anything to the contrary in this Section 6, to the extent that Consultant may, during or as a result of rendering Consulting Services, have access to any information that could be used to identify an individual (“Personal Identifiable Information”), (i) Consultant will not disclose to any third party nor use such Personal Identifiable Information other than to provide the Consulting Services and as long as such disclosure and use is in compliance with applicable law; and (ii) such restrictions on the disclosure and use of Personal Identifiable Information will remain in place for as long as such restrictions are required under applicable law. (b) EU Data Protection. Without limiting the generality of Section 6.5(a), to the extent Consultant may, during or as a result of rendering Consulting Services, have access to European Union-originating Personal Data, as that term is defined in the General Data Protection Regulation (EU) 2016/679 (the “GDPR”), the terms set forth in the EU Data Privacy Exhibit will apply in addition to the other terms and conditions of this Agreement. 6.6 MNPI. Consultant acknowledges that certain Confidential Information disclosed to Consultant, or of which Consultant otherwise becomes aware of, may be or be deemed to be “material non-public information” (“MNPI”) within the meaning of the federal or state securities laws. Consultant (on behalf of itself and any of its affiliates) agrees to abide by all securities and related laws, rules and regulations in connection with providing the Consulting Services including, without limitation, those laws, rules and regulations relating to the receipt, handling and use of MNPI. Consultant (on behalf of itself and its affiliates) agrees that it will not buy or sell common stock or other securities (including, but not limited to, derivatives and options) of Company on the basis of MNPI regarding Company or otherwise. 6.7 Restriction on AI Usage. Without limiting the generality of this Section 6, Consultant shall not use any artificial intelligence, machine learning, or similar program or tool to (a) perform the Consulting Services or (b) process any personal information of Bicara personnel or Bicara Confidential Information. 7. Bicara Materials. All documents, data, records, materials, compounds, apparatus, equipment and other physical property furnished or made available by or on behalf of Bicara to Consultant in connection with this Agreement (“Bicara Materials”) are and will remain the sole property of Bicara. Consultant will use Bicara Materials only as necessary to perform the Consulting Services and will not transfer or make available to any third party the Bicara Materials without the express prior written consent of Bicara. Consultant will return to Bicara any and all Bicara Materials upon request. 8. Publication; Publicity. Consultant may not publish or refer to Work Product, in whole or in part, without the prior express written consent of Bicara. Consultant will not use the name, logo, trade name, service mark, or trademark, or any simulation, abbreviation, or adaptation of same, or the name of Bicara or any of its affiliates for publicity, promotion, or other uses without Bicara’s prior written consent. 9. Expiration/Termination. The term of this Agreement will commence on the Effective Date and continue for the duration of Consulting Services pursuant to any Business Terms Exhibit, unless

#480369v9 sooner terminated pursuant to the provisions of this Section 9 or extended by mutual written agreement of the parties (the “Term”). Bicara may only terminate this Agreement for material cause. Consultant may terminate this Agreement and/or any Business Terms Exhibit at any time with or without cause upon not less than thirty (30) days’ prior written notice to Bicara. Any expiration or termination of this Agreement shall be without prejudice to any obligation of either party that has accrued prior to the effective date of expiration or termination. Upon expiration or termination of this Agreement, neither Consultant nor Bicara will have any further obligations under this Agreement, except that (a) Consultant will terminate all Consulting Services in progress in an orderly manner as soon as practicable and in accordance with a schedule agreed to by Bicara, unless Bicara specifies in the notice of termination that Consulting Services in progress should be completed; (b) Consultant will deliver to Bicara all Work Product made through expiration or termination; (c) Bicara will pay Consultant any monies due and owing Consultant, up to the time of termination or expiration, for Consulting Services properly performed and all authorized expenses actually incurred; (d) Consultant will immediately return to Bicara all Bicara Materials and other Confidential Information and copies thereof provided to Consultant under this Agreement; and (e) the terms, conditions and obligations under Sections 3 (last sentence), 4, 5, 6, 7, 8, 9, and 12 and the EU Data Privacy Exhibit will survive expiration or termination of this Agreement. 10. Non-Competition. In further consideration for the obligations set forth in this Agreement, and in acknowledgment that during the course of Consulting Services with Bicara Consultant may have access to and learn about Bicara’s Trade Secrets, as defined below, Consultant agrees as follows: 10.1 During the Term (as defined in Section 9) (the “Restricted Period”), Consultant agrees that Consultant will not, directly or indirectly, whether as owner, partner, shareholder, director, consultant, agent, broker, employee, co-venturer, investor or otherwise, engage, participate, assist or invest in or plan to assist or invest in or work for or provide services to any Competing Business, wherever located. “Competing Business” shall mean any person, entity or organization engaged in, or anticipated to become engaged in, research on or the acquisition, development, production, distribution, marketing, or providing of a product, process or service that competes or is reasonably expected to compete with a material product, process or service in existence or being developed or anticipated to be developed by Bicara related to the treatment of head and/or neck cancer. Consultant agrees and acknowledges that during the course of the Consulting Services, Consultant may provide services or have a nationwide material presence or influence on behalf of Bicara. As such, the restrictions set forth in this Section apply to Competing Businesses anywhere in the United States. Notwithstanding the foregoing, Consultant may own up to one percent (1%) of the outstanding stock of a publicly held corporation that constitutes or is affiliated with a Competing Business. Any waiver of Bicara’s rights under Section 10.1 of this Agreement shall not, in any way, diminish, waive or otherwise prevent enforcement of Bicara’s rights under any of the other terms of this Agreement or any other post- employment obligation of Consultant’s. 10.2 Consultant acknowledges and agrees that the restrictions contained in Sections 6-7 and 10 of this Agreement are reasonable and necessary to protect the business and interests of the Company, including its trade secrets, confidential information and goodwill, do not create any undue hardship for Consultant, and that any violation of the restrictions in this Agreement would cause the Company substantial irreparable injury. Accordingly, Consultant agrees that a remedy at law for any breach or threatened breach of the covenants or other obligations in Sections 6-7 or 10 of this Agreement would be inadequate and, that the Company, in addition to any other remedies available, shall be entitled to obtain

#480369v9 preliminary and permanent injunctive relief to secure specific performance of such covenants and to prevent a breach or contemplated or threatened breach of Sections 6-7 or 10 of this Agreement without the necessity of proving actual damage and without the necessity of posting bond or security, which Consultant expressly waives. Moreover, Consultant will provide the Company a full accounting of all proceeds and profits received by Consultant as a result of or in connection with a breach of Sections 6-7 or 10 of this Agreement. The Company may not withhold or retain any amounts otherwise payable to Consultant unless and until: (i) the Company has provided Consultant with written notice specifically identifying the alleged breach; (ii) Consultant has failed to cure such breach, to the extent curable, within fifteen (15) business days after receipt of such notice; and (iii) a court of competent jurisdiction has issued a final, non-appealable order finding that Consultant has materially breached the identified obligation. Consultant further agrees that if a court issues a temporary restraining order, preliminary injunction, permanent injunction, or issues any other similar order enjoining Consultant from breaching any of the provisions of Sections 6-7 or 10 of this Agreement, or if there is any judicial or arbitral determination that Consultant breached any of the provisions of Sections 6-7 or 10 of this Agreement, Consultant shall be obligated to promptly reimburse the Company for all reasonable attorneys’ fees and costs it incurred in connection with obtaining such equitable relief and/or order. Consultant agrees that each obligation specified in this Agreement is a separate and independent covenant that shall survive any termination of this Agreement and that the unenforceability of any of them shall not preclude the enforcement of any other covenants in this Agreement. For purposes of this Agreement, “Trade Secrets” includes, but is not limited to, all information not generally known to the public, in spoken, printed, electronic, or any other form or medium, relating directly or indirectly to: business processes, practices, methods, policies, plans, publications, documents, research, operations, services, strategies, techniques, agreements, contracts, terms of agreements, transactions, potential transactions, negotiations, pending negotiations, know-how, computer programs, computer software, applications, operating systems, software design, web design, work-in-process, technologies, databases, compilations, device configurations, embedded data, metadata, manuals, records, articles, systems, material, sources of material, supplier information, vendor information, financial information, results, accounting information, accounting records, legal information, marketing information, advertising information, pricing information, credit information, design information, payroll information, staffing information, personnel information, employee lists, supplier lists, vendor lists, developments, reports, internal controls, security procedures, graphics, drawings, sketches, market studies, sales information, revenue, costs, formulae, notes, communications, algorithms, product plans, designs, styles, models, ideas, audiovisual programs, inventions, unpublished patent applications, original works of authorship, discoveries, experimental processes, experimental results, specifications, customer information, customer lists, client information, client lists, manufacturing information, factory lists, distributor lists, and buyer lists of Bicara or its businesses or any existing or prospective customer, supplier, investor, or other associated third party, or of any other person or entity that has entrusted information to Consultant in confidence. Consultant understands that the above list is not exhaustive, and that Trade Secrets also includes other information that is marked or otherwise identified or treated as confidential or proprietary, or that would otherwise appear to a reasonable person to be confidential or proprietary in the context and circumstances in which the information is known or used. Trade Secrets shall not include information that is generally available to and known by the public at the time of disclosure to Consultant, provided that the disclosure is through no direct or indirect fault of Consultant’s or person(s) acting on Consultant’s behalf.

#480369v9 11. Mutual Indemnification; Limitation of Liability. 11.1 Indemnification by Bicara. Bicara shall indemnify, defend, and hold harmless Consultant from and against any third-party claims, actions, damages, liabilities, losses, costs, and expenses (including reasonable attorneys’ fees) arising out of or relating to: (i) Bicara’s material breach of this Agreement; (ii) Bicara’s gross negligence, willful misconduct, or violation of applicable law; (iii) any claim that the Consulting Services, as directed by Bicara, infringe the intellectual property rights of any third party; or (iv) Consultant’s use of Bicara Materials in accordance with this Agreement; except in each case to the extent caused by Consultant’s own negligence, willful misconduct, or breach of this Agreement. 11.2 Indemnification by Consultant. Consultant shall indemnify, defend, and hold harmless Bicara from and against any third-party claims, actions, damages, liabilities, losses, costs, and expenses (including reasonable attorneys’ fees) arising out of or relating to: (i) Consultant’s material breach of this Agreement; (ii) Consultant’s gross negligence or willful misconduct in connection with the Consulting Services; or (iii) any claim that the Consulting Services provided by Consultant infringe the intellectual property rights of a third party. 11.3 LIMITATION OF LIABILITY. LIMITATION OF LIABILITY. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY LOST PROFITS OR LOST BUSINESS OR FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL OR INDIRECT DAMAGES OF ANY KIND, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, AND REGARDLESS OF WHETHER SUCH PARTY HAS BEEN NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, CONSULTANT’S MAXIMUM AGGREGATE LIABILITY FOR ANY CLAIM RELATING TO THIS AGREEMENT (EXCLUDING ANY CLAIMS FOR SERVICES BY CONSULTANT UNDER THIS AGREEMENT, OR ANY CLAIMS FOR CONSULTANT’S BREACH OF CONFIDENTIALITY OR INFRINGEMENT, MISAPPROPRIATION, OR OTHER VIOLATION OF ANY INTELLECTUAL PROPERTY RIGHTS OF COMPANY OR THIRD PARTY) SHALL NOT EXCEED THE AMOUNTS PAID BY CONSULTANT HEREUNDER DURING THE THREE (3) MONTHS PRECEDING SUCH CLAIM. EACH PARTY ACKNOWLEDGES AND AGREES THAT THE FOREGOING LIMITATIONS OF LIABILITY ARE AN ESSENTIAL ELEMENT OF THIS AGREEMENT BETWEEN THE PARTIES AND THAT IN THEIR ABSENCE THE ECONOMIC TERMS OF THIS AGREEMENT WOULD BE SUBSTANTIALLY DIFFERENT. 12. Miscellaneous. 12.1 Independent Contractor. The parties understand and agree that Consultant is an independent contractor and not an agent or employee of Bicara. Consultant has no authority to obligate Bicara by contract or otherwise. Consultant will not be eligible for any employee benefits of Bicara and expressly waives any rights to any employee benefits. Except as otherwise required by law, Consultant will bear sole responsibility for paying and reporting Consultant’s own applicable federal and state income taxes, social security taxes, unemployment insurance, workers’ compensation, and health or disability insurance, retirement benefits, and other welfare or pension benefits, if

#480369v9 any, and indemnifies and holds Bicara harmless from and against any liability with respect to such taxes, benefits and other matters. Consultant agrees that Bicara shall not provide Consultant with any training or tools, and will not dictate Consultant’s time of performance, except the parties may agree to mutually agreeable work hours. 12.2 Non-exclusivity. Except as provided by, and subject to the restrictions in Paragraph 10, Consultant’s services to Bicara are non-exclusive and Consultant is otherwise free to provide services to others. 12.3 Use of Name. Consultant consents to the use by Bicara of Consultant’s name on its website, in press releases, company brochures, offering documents, presentations, reports or other documents in printed or electronic form, and any documents filed with or submitted to any governmental or regulatory agency or any securities exchange or listing entity; provided, that such materials or presentations accurately describe the nature of Consultant’s relationship with or contribution to Bicara. 12.4 Entire Agreement. This Agreement contains the entire agreement of the parties with regard to its subject matter, and supersedes all prior or contemporaneous written or oral representations, agreements and understandings between the parties relating to that subject matter. This Agreement may be changed only by a writing signed by Consultant and an authorized representative of Bicara. 12.5 Certain Disclosures and Transparency. Consultant acknowledges that Bicara and its affiliates are required to abide by federal and state disclosure laws and certain transparency policies governing their activities including providing reports to the government and to the public concerning financial or other relationships with healthcare providers. Consultant agrees that Bicara and its affiliates may, in their sole discretion, disclose information about this Agreement and about Consultant’s Consulting Services including those relating to healthcare providers and any compensation paid to healthcare providers pursuant to this Agreement. Consultant agrees to promptly supply information reasonably requested by Bicara for disclosure purposes. To the extent that Consultant is independently obligated to disclose specific information concerning the Consulting Services relating to healthcare providers and compensation paid to healthcare providers pursuant to this Agreement, Consultant will make timely and accurate required disclosures. 12.6 Assignment and Binding Effect. The Consulting Services to be provided by Consultant are personal in nature. Consultant may not assign or transfer this Agreement or assign, transfer or subcontract any of Consultant’s rights or obligations under this Agreement. Bicara may transfer or assign this Agreement, in whole or in part, without the prior written consent of Consultant. Any purported assignment or transfer in violation of this Section is void. This Agreement will be binding upon and inure to the benefit of the parties and their respective legal representatives, heirs, successors and permitted assigns. 12.7 Notices. All notices required or permitted under this Agreement must be in writing and must be given by directing the notice to the address for the receiving party set forth in this Agreement or at such other address as the receiving party may specify in writing under this procedure. Notices to Bicara will be marked “Attention: CEO”. All notices must be given (a) by personal delivery, with receipt acknowledged; (b) by prepaid certified or registered

#480369v9 mail, return receipt requested; or (c) by prepaid recognized next business day delivery service. Notices will be effective upon receipt or at a later date stated in the notice. 12.8 Governing Law. This Agreement and any disputes relating to or arising out of this Agreement will be governed by, construed, and interpreted in accordance with the internal laws of the State of Colorado, without regard to any choice of law principle that would require the application of the law of another jurisdiction. 12.9 Severability; Reformation. Each provision in this Agreement is independent and severable from the others, and no provision will be rendered unenforceable because any other provision is found by a proper authority to be invalid or unenforceable in whole or in part. If any provision of this Agreement is found by such an authority to be invalid or unenforceable in whole or in part, such provision shall be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision and the intent of the parties, within the limits of applicable law. 12.10 No Strict Construction; Headings. This Agreement has been prepared jointly and will not be strictly construed against either party. The Section headings are included solely for convenience of reference and will not control or affect the meaning or interpretation of any of the provisions of this Agreement. 12.11 Waivers. Any delay in enforcing a party’s rights under this Agreement, or any waiver as to a particular default or other matter, will not constitute a waiver of such party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written waiver relating to a particular matter for a particular period of time signed by Consultant and an authorized representative of the waiving party, as applicable. 12.12 Remedies. Consultant agrees that (a) Bicara may be irreparably injured by a breach of this Agreement by Consultant; (b) money damages would not be an adequate remedy for any such breach; (c) as a remedy for any such breach Bicara will be entitled to seek equitable relief, including injunctive relief and specific performance, without being required by Consultant to post a bond; and (d) such remedy will not be the exclusive remedy for any breach of this Agreement. 12.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. A facsimile or portable document format (“.pdf”) copy of this Agreement, including the signature pages, will be deemed an original. [Signature page follows]

#480369v9 IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date. BICARA THERAPEUTICS, INC. By: /s/ Claire Mazumdar Name: Claire Mazumdar Title: Chief Executive Officer Date: _________________________________ CONSULTANT Date: __________________________________ Docusign Envelope ID: 29003869-61D5-8063-83BA-904C3728B0E6 5/7/2026 5/7/2026 /s/ David Raben

#480369v9 EXHIBIT A - 1 BUSINESS TERMS EXHIBIT 1. Consulting Services: During the term of this Agreement, Consultant will serve as a Senior Executive Advisor and provide the following Consulting Services to Bicara, at the sole direction and discretion of the Company’s Chief Medical Officer (“CMO”): • Advisory support for patient eligibility and medical scan evaluations to support enrollment in Bicara's FORTIFI trial. • Strategic preparation and advisory support for Clinical Development Advisory Boards. • Lifecycle management strategy for the Ficera development program, including HNSCC and other potential indications. For the avoidance of doubt, Consulting Services shall be limited to the scope described above. Notwithstanding the foregoing and at the sole discretion of Bicara's CMO, the Consultant may be asked to provide ad hoc advisory support as needed. Consulting Services will be provided starting on the Effective Date. Consultant will provide Consulting Services on a schedule and at the location or locations indicated above or as otherwise mutually agreed between the Consultant and the Chief Medical Officer. In addition, Consultant will be available for a reasonable number of telephone and/or written consultations. 2. Compensation: Fees: Bicara will pay Consultant for the Consulting Services a monthly retainer fee of $8,000 (which equates to 10 hours/month) (“Monthly Fee”) for the Term. Partial months shall be prorated. The parties acknowledge that the Monthly Fee is based on an initial scope of services. The parties agree to review the Monthly Fee on a periodic basis to determine whether increases may be appropriate. Any modifications to the Monthly Fee shall be mutually agreed to in a signed amendment to the Agreement. Expenses: Bicara will reimburse Consultant for any pre-approved expenses actually incurred by Consultant in connection with the provision of Consulting Services. Requests for reimbursement will be in a form reasonably acceptable to Bicara, will include supporting documentation and will accompany Consultant’s invoices. Invoicing: Consultant shall not be required to invoice other than for expenses incurred during the preceding month. No later than the last day of each calendar month, Consultant will invoice Bicara for any related expenses incurred during the preceding month. Invoices should reference this Agreement and PO Number provided at execution and should be submitted to Bicara to the attention of: . Invoices will contain such detail as Bicara may reasonably require and will be payable in U.S. Dollars. Undisputed payments will be made by Bicara within thirty (30) days after Bicara’s receipt of Consultant’s invoice, request for reimbursement and all supporting documentation. Docusign Envelope ID: 29003869-61D5-8063-83BA-904C3728B0E6

#480369v9 3. Duration of Consulting Services: The Consulting Services pursuant to this Business Terms Exhibit are expected to be performed from May 7, 2026 to December 31, 2026. The Agreement may be further extended upon mutual written agreement of the parties 4. Bicara Contact Information: 116 Huntington Ave., Suite 703 Boston, MA 02116 5. Consultant Contact Information: David Raben Address: Email: Docusign Envelope ID: 29003869-61D5-8063-83BA-904C3728B0E6

#480369v9 EXHIBIT B EU DATA PRIVACY EXHIBIT DATA PROCESSING TERMS For purposes of this EU Data Privacy Exhibit, capitalized terms used but not defined in this Exhibit will have the meaning ascribed to them in the GDPR. Bicara will serve as the Controller and Consultant will serve as Bicara’s Processor in respect of all Personal Data made available to Consultant in connection with the provision of the Consulting Services under this Agreement. As a Processor of any such Personal Data, Consultant will: (a) Process Personal Data solely for the purposes of providing the Consulting Services and in accordance with Bicara’s written instructions and not for any other purpose or in any other manner; (b) not disclose or transfer Personal Data to any third party without Bicara’s prior written consent, except as permitted under this Agreement; (c) use diligent efforts to promptly (i) investigate and remediate any Personal Data Breach by Consultant to prevent a recurrence of such breach; (ii) respond to any request for information from or complaint by a data protection authority/Supervisory Authority in relation to Personal Data that Consultant Processes for the purpose of providing the Consulting Services; and (iii) respond to any request made to Consultant by a Data Subject to exercise rights such as to access, rectify, amend, correct, share, delete or cease Processing his or her Personal Data; (d) retain Personal Data for the longer of the time period necessary to perform the Processing Services or as required by applicable law; (e) allow Bicara or its designee to audit compliance with this EU Data Privacy Exhibit with advance notice and during normal business hours; and (f) ensure that transfers of Personal Data outside of the European Economic Area are made only in accordance with EU or Member State law and pursuant to a framework deemed adequate and approved by the European Commission. Docusign Envelope ID: 29003869-61D5-8063-83BA-904C3728B0E6